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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) -- August 1, 2007


                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-20388                 36-3795742
(State of other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

                  800 E. Northwest Hwy., Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM  7.01     REGULATION FD DISCLOSURE

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K and is being presented under Item 7.01 of Form 8-K. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

On August 1, 2007, Littelfuse, Inc. issued a press release announcing the results of its operations for the second quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference to this Item 7.01 as if fully set forth herein.

The press release attached to this Form 8-K includes forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Registrant.

These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward looking statements will not be achieved. The Registrant cautions you not to place undue reliance on these forward looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements.


A copy of this press release is also posted on the Registrant's website.

ITEM  9.01     FINANCIAL STATEMENTS AND EXHIBITS

d) Exhibits.

                  99.1       Press Release, dated August 1, 2007


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        LITTELFUSE, INC.


Date:  August 1, 2007                   By:  /s/ Philip G. Franklin
                                           ------------------------
                                        Philip G. Franklin
                                        Vice President, Operations
                                        Support and Chief Financial Officer


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                                  EXHIBIT INDEX

99.1     Press release, dated August 1, 2007